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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)      August 5, 2003
                                           ------------------------

                           Advanced Biotherapy, Inc.
             (Exact name of registrant as specified in its chapter)

         Delaware                    0-26323                 51-0402415
------------------                 ------------      ----------------------
(State or other jurisdiction      (Commission         (IRS Employer
            of incorporation)       File Number)       Identification No.)

6355 Topanga Canyon Boulevard, Suite 510                            91367
----------------------------------------                            -----
Woodland Hills, California                                       (Zip Code)
--------------------------
(Address of principal executive offices)

Registrant's telephone number, including area code (818) 883-6716
                                                   ---------------



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Item 5.  OTHER EVENTS.

         The registrant, Advanced Biotherapy Inc. (OTCBB:ADVB) - a developer of new antibody therapies for treating severe and widespread autoimmune diseases -
- published a press release on August 5, 2003, announcing that it has a patent application pending for the use of antibodies to gamma interferon (IFN-gamma) and tumor necrosis factor-alpha (TNF-alpha) and both antibodies combined for the treatment of solid organ and cell transplant rejection.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Designation    Description of Exhibit

99.1           Press Release, dated August 5, 2003


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED BIOTHERAPY, INC.
                                     (Registrant)


Date:  August 5, 2003                 By:  /s/Edmond Buccellato
                                           ------------------------------------
                                           Edmond Buccellato, President and CEO




                                INDEX TO EXHIBITS

           Exhibit           Description
           -------           -----------

           99.1              Text of Press Release, dated August 5, 2003



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